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Individual Variable Annuity Application

Genworth Life Insurance Company of New York Annuity Name: RetireReady(SM) Selections NY Variable
                                            Annuity
                                            Guarantee Account may not be available with all optional riders.

1. Owner (Name or name of trust)

(Last, First, M.)                                                 Social Security No./TIN            Gender
                                                                                                     [ ] M  [ ] F

Address                                           Trustee Name                 Telephone no.

City                                                     State    Zip code     Date of birth or trust date (mm-dd-yyyy)

Joint Owner: Name (Last, First, M.)                               Social Security No./TIN            Gender
                                                                                                     [ ] M  [ ] F

Address    Same as Owner [ ]                                                   Telephone no.

City                                                     State    Zip code     Date of birth (mm-dd-yyyy)

2. Annuitant (if other than Owner)

(Last, First, M.) Same as Owner [ ]                               Social Security No./TIN            Gender
                                                                                                     [ ] M  [ ] F

Address                                                                        Telephone no.

City                                                     State    Zip code     Date of birth (mm-dd-yyyy)

Joint Annuitant: Name (Last, First, M.)  Same as Joint Owner [ ]  Social Security No./TIN            Gender
                                                                                                     [ ] M  [ ] F

Address                                                                        Telephone no.

City                                                     State    Zip code     Date of birth (mm-dd-yyyy)

3. Beneficiary (Name or name of trust)

Primary Beneficiary: (Last, First, M.)                            Trustee Name                       Allocated
                                                                                                                %

Date of birth or trust date (mm-dd-yyyy) Relationship to the Owner Social Security No./TIN (if known) Gender
                                                                                                     [ ] M  [ ] F

Additional Beneficiary: Name (Last, First, M.)                                 [ ] Primary           Allocated
                                                                               [ ] Contingent                   %


Date of birth or trust date (mm-dd-yyyy) Relationship to the Owner Social Security No./TIN (if known) Gender
                                                                                                     [ ] M  [ ] F

Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. [ ]

4. Plan Information
Purchase Payment: Minimum Purchase Payment: $10,000 ($2,000 for an IRA)

Total Amount Submitted            Estimated Purchase Payment for
with Application:      $ ________ 1035 Exchange(s) or Transfer(s) $ ________

Contract Type: Please select one contract type and the appropriate source of purchase payment.

[ ]  Non-Qualified

                                                                   *   Does not apply to reinvested SEP amounts.
[ ]  Qualified                                                         Your SEP is an IRA. Check applicable
                              TSA/              Profit     Other       Transfer, Rollover or Conversion circle in
   Contract        SEP  Roth 403(b)             Sharing  Qualified     the IRA Section.
    Types      IRA IRA* IRA  Annuity Pension** /401(k)**   Plan    **  Investment Only
-------------- --- ---- ---- ------- --------- --------- --------- ------------------------------------------------------------

  Source of    [ ] [ ]  [ ]                                        New Contribution for Tax Year ________
  Purchase                                                         Recharacterization :  Yes [ ]  No [ ]
  Payment:
  (Select      [ ]      [ ]    [ ]      [ ]       [ ]       [ ]    Direct Transfer
  One)
               [ ]      [ ]    [ ]      [ ]       [ ]       [ ]    Customer Rollover

               [ ]             [ ]      [ ]       [ ]       [ ]    Direct Rollover
                                                                   From [ ] 401(a) [ ] Gov't 457 Plan [ ] 401(k) [ ] TSA/403(b)
                                                                   [ ] Other ________

               [ ]      [ ]                                        Conversion/Reconversion

               [ ]      [ ]    [ ]      [ ]       [ ]       [ ]    Other __________

                                                          Art Edition: 05/01/06

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 Options below are available for RetireReady(SM) Selections NY Variable Annuity

5. Optional Benefits:

The following benefits may be unavailable to Annuitant(s) of a certain age. Please see the prospectus for more information. May not be available in all markets.

Death Benefits:

    [ ] Annual Step-up

Living Benefits: (Only one of the two living benefit riders may be selected)

[ ]  Lifetime Income Plus/1/                                [ ]  Principal Protection Advantage/2/
     (Guaranteed Minimum Withdrawal Benefit for Life Rider)      (Payment Protection Rider)

  Choose Your Investment and Rebalancing Strategy/3/ by selecting ONE of the following: Option 1 or Option 2
                           DO NOT COMPLETE SECTION 9

OPTION 1                                                          OPTION 2
Select one or more Designated Subaccounts, allocations must total
100%.
                                                                  [ ] 100% Asset Allocation Model C - Moderate

Use whole percentages only.

[ ] _____ % allocated to Fidelity VIP Balanced Portfolio - Service Class 2

[ ] _____ % allocated to Franklin Income Securities Fund - Class 2 Shares

[ ] _____ % allocated to GE Investments Funds, Inc. - Total Return Fund - Class
    3

[ ] _____ % allocated to Janus Aspen Series - Balanced Portfolio - Service
    Shares

[ ] _____ % allocated to Legg Mason Partners Variable Total Return Portfolio -
    Class II

[ ] _____ % allocated to Mercury Global Allocation V.I. Fund - Class III Shares

[ ] _____ % allocated to MFS(R) Total Return Series - Service Class Shares

[ ] _____ % allocated to Oppenheimer Balanced Fund/VA - Service Shares

    _____ Total (must = 100%)

/1/ We reserve the right to not adjust the withdrawal base and/or the rider death benefit for any additional purchase payments. We will provide 30-day written notice prior to such action. This rider may not be terminated.

/2/ We reserve the right to exclude additional purchase payments from being applied to the benefit base. We will provide 30-day written notice prior to such action. You may have a maximum of 5 payment protection plans. We reserve the right to increase the maximum. This rider may not be terminated.

/3/ To receive the full benefits provided by the riders, you must invest all purchase payments and allocations in accordance with the prescribed Investment and Rebalancing Strategy. If you fail to follow the prescribed Investment and Rebalancing Strategy both before and after the Income
      Start Date (for Principal Protection Advantage) or the Annuity Commencement Date (for Lifetime Income Plus), there will be a reduction in the benefits provided by the applicable rider. On a monthly basis, we will rebalance contract value to the subaccounts in accordance with the percentages that you have chosen for the Designated Subaccounts or in accordance with the allocations that comprise Asset Allocation Model C.
      In addition, we will rebalance your contract value on any valuation day after any transaction involving a withdrawal, receipt of a purchase payment or a transfer of contract value, unless you instruct us otherwise.

Other Benefits: (Not available in combination with any Living Benefit rider)

  [ ]  Optional Enhanced Payment Rider

       (selection of this rider cannot be done in conjunction with selection of the Enhanced Rate Guarantee Account option)

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6. Owner Signature(s) PLEASE READ CAREFULLY

If you have elected an Asset Allocation Model or one of the following rider options - Lifetime Income Plus or Principal Protection Advantage - by signing the application, you acknowledge and certify that:

1. I have discussed this product with my investment professional and/or tax adviser and believe the selections meet my insurance needs, financial objectives and risk tolerance.

2. By signing this application, I acknowledge that I intend to enter into an investment advisory agreement with GE Private Asset Management (GEPAM), the investment adviser in connection with the Asset Allocation Models, and an agreement will be mailed to me with my annuity contract. If I have elected one of the rider options, I understand that I will have a limited period of time after receipt of such agreement and contract to cancel such agreement and contract without penalty.

3. I have received the applicable product prospectus, which describes the variable annuity, the rider options, the available investment options and the Asset Allocation Models, and GEPAM's advisory brochure, which provides additional information about GEPAM and the Asset Allocation Models, and I understand this product meets my financial needs.

4. I am directing my purchase payments and any contract value thereafter to be allocated within any Asset Allocation Model I have selected. I also will direct any subsequent purchase payments, if permitted by contract, or any riders or endorsements thereto, to be allocated in accordance with such Asset Allocation Model, as it may be modified from time to time, unless I instruct Genworth Life of New York in writing as stated in the contract.

5. I may utilize investment tools made available by Genworth Life of New York for selecting an Asset Allocation Model. I understand that it is my decision, in consultation with my investment professional, to select a model. I also understand that Genworth Life of New York is not responsible for this decision.

6. I understand that participation in the Asset Allocation Program is no guarantee against market loss.

7. I understand that the Asset Allocation Models will be analyzed from time to time and, as a result, investment options may be added or deleted from a model, and/or the weightings of the investment options may change. These investment options may be different from those currently available (including investment options not currently available). I have read the prospectus and understand that the Asset Allocation Models may be updated from time to time. Pursuant to the investment advisory agreement with GEPAM, I will grant GEPAM limited discretionary investment authority to periodically make changes in the portfolio investment options and to instruct Genworth Life of New York to allocate and reallocate my contract value in accordance with the Asset Allocation Model I have selected. GEPAM can only transfer such discretionary authority (for example, the ability to periodically change model allocations) to another party with my consent, although I understand that GEPAM may assume consent if it provides me advance notice and I do not object. (For purposes of the preceding sentence, "transfer" means "assign" as interpreted under the Investment Advisers Act of 1940.)

8. I understand that I will receive transaction confirmations of any Asset Allocation Model updates, which will occur at least annually.

9. I will promptly notify my investment professional if my financial situation and my risk profile changes in order to determine if I need to change to a different Asset Allocation Model. In addition, I acknowledge that I should periodically review my financial situation and risk profile, in consultation with my investment professional, in order to determine if I need to change any Asset Allocation Model that I have selected.

10. I understand that I may withdraw from the Asset Allocation Model at any time, however, if I purchase [Lifetime Income Plus or Principal Protection Advantage,] my benefit under such riders will be reduced by 50% unless I allocate my contract value to a Designated Subaccount or reset to the current Asset Allocation Model.

11. I understand that, should Genworth Life of New York be able to terminate the Asset Allocation Program, even in connection with the riders, Genworth Life of New York may cease making the Asset Allocation Program available at any time. Genworth Life of New York has no contractual obligation to continue the program.

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown.

Will the proposed annuity replace and/or change any existing annuity or
insurance contracts?    [ ] Yes  [ ] No

I/we verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND NOT GUARANTEED AS TO THE DOLLAR AMOUNT. I/WE HAVE RECEIVED AND UNDERSTAND THE PROSPECTUS FOR THIS ANNUITY. I/we believe this contract will meet my/our insurance needs and financial objectives.

Owner (sign as Trustee if Owner is a Trust) Application signed in NY Date of signature (mm-dd-yyyy)
Annuitant (required if other than Owner)    Application signed in NY Date of signature (mm-dd-yyyy)
Joint Owner/Annuitant                       Application signed in NY Date of signature (mm-dd-yyyy)


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

 Options below are available for RetireReady(SM) Selections NY Variable Annuity

7. Representative Information and Signature - READ CAREFULLY and COMPLETE ALL INFORMATION

Do you have reason to believe that the proposed annuity will replace any
existing annuity or insurance contract(s)?                               [ ] Yes  [ ]  No

All Regulation 60 requirements must be fulfilled prior to completing this application.

    Representative Name*                          Social Security No./TIN

    Broker/Dealer or Firm Name Client Account No.     Email Address


    Address                    City                   State                       Zip Code

    Telephone No.              Fax No.                Commission Option:  [ ] NT  [ ] T  [ ]  L  [ ] NT2

      Representative
      Signature

* Use a separate sheet or Section 8 below for split commissions. Please provide all agent information listed above including commission split percentages.

    Use ONLY WHOLE PERCENTAGES and ALL PERCENTAGES MUST TOTAL 100%.

8. Remarks

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                                                          Art Edition: 05/01/06

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Options below are available for RetireReady(SM) Selections NY Variable Annuity

9. Purchase Payment Allocation

If you've elected one of these two living benefit riders (Lifetime Income Plus or Principal Protection Advantage), do not complete this section.

1.) Use whole percentage of each subaccount and/or Guarantee Account listed below. Percentages must total 100%. [No more than 20 subaccounts in addition to the Guarantee Account may be selected.] OR 2.) Elect ONE asset allocation model (100% allocation.)

Choose only ONE Asset Allocation Model below (Not available with Guaranteed Income Advantage Rider):
If an Asset Allocation Model is elected, allocation is 100% and individual subaccounts cannot be elected.

[ ] 100% Model A [ ] 100% Model B            [ ] 100% Model C [ ] 100% Model D          [ ] 100% Model E
    Conservative     Moderately Conservative     Moderate         Moderately Aggressive     Aggressive

AIM Variable Insurance Funds             Federated Insurance Series                 MFS(R) Variable Insurance Trust
(A I M Advisors, Inc.)
____%   IM V.I. Basic Value Fund - Ser   (Federated Investment Management Co.)      (Massachusetts Financial Services
        II Shrs                                                                     Company (MFS(R)))
____%   AIM V.I. Capital Appreciation    ____%   Federated High Income Bond         ____% MFS(R) Investors Growth Stock
        Fund - Ser I Shrs                        Fnd II - Svc Shrs                        Series - Svc Class Shrs
____%   AIM V.I. Core Equity Fund -      (Federated Equity Management Company       ____% MFS(R) Investors Trust Series -
        Ser I Shrs                       of Pennsylvania)                                 Svc Class Shrs
____%   AIM V.I. International Growth    ____%   Federated Kaufmann Fund II -       ____% MFS(R) Total Return Series - Svc
        Fund - Ser II Shrs                       Svc Shrs                                 Class Shrs
AllianceBernstein Variable Products      Fidelity Variable Insurance Products Fund  ____% MFS(R) Utilities Series - Svc
Series Fund, Inc.                        (VIP)                                            Class Shrs
(Alliance Capital Management, L.P.)      (Fidelity Management & Research            Oppenheimer Variable Account Funds
                                         Company)
____%   AllianceBernstein Global         ____%   Fidelity VIP Balanced Portfolio    (OppenheimerFunds, Inc.)
        Technology Portfolio - Class B           - Svc Class 2
____%   AllianceBernstein Growth and     ____%   Fidelity VIP Contrafund(R)         ____% Oppenheimer MidCap Fund/VA
        Income Portfolio - Class B               Portfolio - Svc Class 2                  - Svc Shrs
____%   AllianceBernstein International  ____%   Fidelity VIP Dynamic Capital       ____% Oppenheimer Balanced Fund/VA
        Value Portfolio - Class B                Appreciation Portfolio - Svc             - Svc Shrs
                                                 Class 2
____%   AllianceBernstein Large Cap      ____%   Fidelity VIP Equity-Income         ____% Oppenheimer Capital
        Growth Portfolio - Class B               Portfolio - Svc Class 2                  Appreciation Fund/VA - Svc
                                                                                          Shrs
____%   AllianceBernstein Small Cap      ____%   Fidelity VIP Growth Portfolio -    ____% Oppenheimer Global Securities
        Growth Portfolio - Class B               Svc Class 2                              Fund/VA - Svc Shrs
American Century Variable Portfolios II, ____%   Fidelity VIP Growth & Income       ____% Oppenheimer Main Street Fund/
Inc.                                             Portfolio - Svc Class 2                  VA - Svc Shrs
(American Century Investment             ____%   Fidelity VIP Mid Cap Portfolio -   ____% Oppenheimer Main Street Small
Management, Inc.)                                Svc Class 2                              Cap Fund/VA - Svc Shrs
____%   VP Inflation Protection Fund -   ____%   Fidelity VIP Value Strategies      PIMCO Variable Insurance Trust
        Class II                                 Portfolio - Svc Class 2
Columbia Funds Variable Insurance Trust  Franklin Templeton Variable Insurance      (Pacific Investment Management
I                                        Products Trust                             Company LLC)
(Banc of America Capital Management,     (Franklin Advisers, Inc.)                  ____% All Asset Portfolio - Adv Class
LLC)                                                                                      Shrs
____%   Columbia Marsico Growth Fund,    ____%   Franklin Income Securities Fund    ____% High Yield Portfolio - Adm
        Variable Series                          - Class 2 Shrs                           Class Shrs
____%   Columbia Marsico International   (Franklin Mutual Advisers, LLC)            ____% Long-Term U.S. Government
        Opportunities Fund, Variable                                                      Portfolio - Adm Class Shrs
        Series
Eaton Vance Variable Trust               ____%   Franklin Mutual Shares             ____% Low Duration Portfolio - Adm
                                                 Securities Fund - Class 2 Shrs           Class Shrs
(Eaton Vance Management)                 (Templeton Global Advisors Limited)        ____% Total Return Portfolio - Adm
                                                                                          Class Shrs
____%   VT Floating-Rate Income Fund     ____%   Templeton Growth Securities              The Prudential Series Fund
                                                 Fund - Class 2 Shrs
(OrbiMed Advisors, LLC)                  GE Investments Funds, Inc.                 (Prudential Investments LLC)
____%   VT Worldwide Health Sciences     (GE Asset Management Incorporated)         ____% Jennison Portfolio - Class II
        Fund
Evergreen Variable Annuity Trust         ____%   Income Fund                        ____% Jennison 20/20 Focus Portfolio -
                                                                                          Class II
(Evergreen Investment Management         ____%   Mid-Cap Equity Fund                ____% Natural Resources Portfolio -
Company, LLC)                                                                             Class II
____%   Evergreen VA Omega Fund -        ____%   Money Market Fund                  Rydex Variable Trust (Rydex
        CIass 2                                                                     Investments)
FAM Variable Series Funds, Inc.          ____%   Premier Growth Equity Fund         ____% OTC Fund**
(Merrill Lynch Investment Managers, L.P. ____%   Real Estate Securities Fund        Van Kampen Life Investment Trust
doing business as Mercury Advisors)
____%   Mercury Basic Value V.I. Fund -  ____%   S&P 500(R) Index Fund*             (Van Kampen Asset Management Inc.)
        Class III Shrs
____%   Mercury Global Allocation V.I.   ____%   Small-Cap Equity Fund              ____% Comstock Portfolio - Class II
        Fund - Class III Shrs                                                             Shrs
____%   Mercury Large Cap Growth V.I.    ____%   Total Return Fund - Class 3        ____% Emerging Growth Portfolio -
        Fund - Class III Shrs                                                             Class II Shrs
____%   Mercury Value Opportunities      ____%   U.S. Equity Fund
        V.I. Fund - Class III Shrs
                                         ____%   Value Equity Fund
                                         Janus Aspen Series (Janus Capital
                                         Management LLC)
                                         ____%   Balanced Portfolio - Svc Shrs
                                         ____%   Forty Portfolio - Svc Shrs
                                         Legg Mason Partners Variable Portfolios I,
                                         Inc.
                                         (Salomon Brothers Asset Management
                                         Inc)
                                         ____%   Legg Mason Partners Variable
                                                 All Cap Portfolio - Class II
                                         ____%   Legg Mason Partners Variable
                                                 Total Return Portfolio - Class II
                                         Legg Mason Partners Variable Portfolios
                                         II
                                         (Salomon Brothers Asset Management
                                         Inc)
                                         ____%   Legg Mason Partners Variable
                                                 Aggressive Growth Portfolio -
                                                 Class II

* " S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by GE Asset Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

** The NASDAQ 100 index is an unmanaged index that is used as an indicator of the OTC market performance.

10. Mailing Instructions

Regular / First Class Mail: Genworth Life Insurance Company of New York, [Annuity New Business, P.O. Box 85093, Richmond, VA 23285-5093]

For Inquiries and/or Questions: [Toll free: 800 313.5282]

Overnight / Express Mail: Genworth Life Insurance Company of New York, [Annuity New Business, 6610 West Broad Street, Richmond, VA 23230-1702]

                                                          Art Edition: 05/01/06

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